UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2017

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue
Suite 102
Alameda, California 94501
(Address of principal executive offices)

(510) 521-3390
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amended and Restated License Agreement

On June 15, 2017, Cell Cure Neurosciences Ltd. (“Cell Cure”) entered into a Second Amended and Restated License Agreement (the “License Agreement”) with Hadasit Medical Research Services and Development Ltd. (“Hadasit”), the commercial arm and a wholly-owned subsidiary of Hadassah Medical Organization. Pursuant to the License Agreement, Hadasit granted Cell Cure an exclusive, worldwide, royalty bearing license (with the right to grant sublicenses) in its intellectual property portfolio of materials and technology related to human stem cell derived photoreceptor cells and retinal pigment epithelial cells (the “Licensed IP”), to use, commercialize and exploit any part thereof, in any manner whatsoever in the fields of the development and exploitation of (i) human stem cell derived photoreceptor cells, solely for use in cell therapy for the diagnosis, amelioration, prevention and treatment of eye disorders, and (ii) human stem cell derived retinal pigment epithelial cells, solely for use in cell therapy for the diagnosis, amelioration, prevention and treatment of eye disorders.

As consideration for the Licensed IP, Cell Cure will pay a one time lump sum payment, a royalty in the low single digits of net sales from sales of Licensed IP by any invoicing entity, and a low double digit percent of sublicensing receipts. In addition, Cell Cure will pay Hadasit an annual minimal non-refundable royalty, which will become due and payable from the first January 1 falling after the completion of services to Cell Cure by the laboratory of Professor Reubinoff.

Cell Cure further agreed to pay Hadasit non-refundable milestone payments upon the recruitment of the first patient for the first Phase IIB clinical trial, upon the enrollment of the first patient in the first Phase III clinical trials, upon delivery of the report for the first Phase III clinical trials, upon the receipt of an NDA or marketing approval in the European Union, whichever is the first to occur, and upon the first commercial sale in the United States or European Union, whichever is the first to occur.

The License Agreement terminates upon the expiration of Cell Cure’s obligation to pay royalties for all licensed products, unless earlier terminated. In addition, the License Agreement may be terminated by (i) Hadasit if, among other reasons, Cell Cure fails to continue the clinical development of the Licensed IP or fails to take actions to commercialize or sell the Licensed IP over any consecutive 12 month period, and (ii) by either party for (a) a material breach which remains uncured following a cure period, or (b) the granting of a winding-up order in respect of the other party, or upon an order being granted against the other party for the appointment of a receiver or a liquidator in respect of a substantial portion of such other party’s assets. The License Agreement also contains mutual confidentiality obligations of Cell Cure and Hadasit, and indemnification obligations of Cell Cure.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which will be filed as an exhibit to the Company’s (defined below) Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2017.

Debt and Note Purchase Agreement and Share Purchase and Transfer Agreement

On June 15, 2017, BioTime, Inc. (the “Company”) entered into a Debt and Note Purchase Agreement (the “Debt Purchase Agreement”) and a Share Purchase and Transfer Agreement (the “HBL Purchase Agreement”) with HBL-Hadasit Bio-Holdings Ltd. (“HBL”), pursuant to which the Company will purchase from HBL (i) the outstanding debt and promissory notes of, and issued by, Cell Cure (the “Cell Cure Debt”), and (ii) 96,025 ordinary shares of Cell Cure held by HBL (the “Cell Cure Shares”).

The Company agreed to purchase the Cell Cure Debt and the Cell Cure Shares from HBL with the issuance of 3,996,869 shares (the “Shares”) of the Company’s Common Stock, no par value per share (the “Common Stock”).  In addition, the Company will cause Cell Cure to issue HBL a warrant equal to 5% of Cell Cure’s issued and outstanding share capital at a price per share of $40.5356.

Within 15 days after the date of the Debt Purchase Agreement, the Company is required to prepare and file with the Securities and Exchange Commission a Registration Statement on Form S-3 to enable the resale by HBL, from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares, and use its commercially reasonable efforts to cause such Registration Statement on Form S-3 to become effective.

The transactions are expected to close on or about June 27, 2017, subject to customary closing conditions. At the closing, both of the directors HBL previously appointed to Cell Cure will resign and HBL will have the right to appoint an observer to Cell Cure’s Board of Directors.

The foregoing descriptions of the Debt Purchase Agreement and HBL Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Debt Purchase Agreement and HBL Purchase Agreement, copies of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2017.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Shares issued pursuant to the Debt Purchase Agreement and the HBL Purchase Agreement is incorporated herein by reference. The Company issued the Shares in reliance upon the exemptions from registration pursuant to Section 4(a)(2) of the Securities Act regarding transactions by an issuer not involving a public offering or in reliance on Regulation S under the Securities Act involving offers and sales of securities outside of the United States.

Item 8.01	Other Events.

On June 1, 2017, the Company entered into a Share Purchase and Transfer Agreement (the “Teva Purchase Agreement”) with Teva Pharmaceutical Industries Ltd. (“Teva”) pursuant to which the Company agreed to purchase 72,775 ordinary shares of Cell Cure held by Teva in exchange for the issuance of 927,673 shares of Common Stock (the “Teva Shares”).

Within 15 days after the date of the Teva Purchase Agreement, the Company is required to prepare and file with the Securities and Exchange Commission a Registration Statement on Form S-3 to enable the resale by Teva, from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, of the Teva Shares, and use its commercially reasonable efforts to cause such Registration Statement on Form S-3 to become effective.

Upon consummation of the transactions contemplated by the Debt Purchase Agreement, HBL Purchase Agreement, and Teva Purchase Agreement, the Company will own 99.79% of Cell Cure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: June 16, 2017	By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer